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                                                                    EXHIBIT 99.2


                            [SAUL EWING LETTERHEAD]


                                                                lawyers@saul.com

                                                                    www.saul.com



                                                               December 10, 2003

Liberty Property Trust
65 Valley Stream Parkway
Malvern, Pennsylvania 19355

            Re:   Liberty Property Trust - Registration Statement on Form S-3


Ladies and Gentlemen:

            We are issuing this opinion in connection with the registration and issuance by Liberty Property Trust, a Maryland real estate investment trust (the "Company"), pursuant to a shelf registration statement on Form S-3 (the "S-3 Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), of up to 3,105,000 common shares of beneficial interest, $0.001 par value, of the Company (the "Common Shares").

            In connection with our representation of the Company and as a basis for the opinions hereinafter set forth, we have examined originals or photostatic copies of the following documents (hereinafter collectively referred to as the "Documents"):

            (i) The S-3 Registration Statement (No. 333-43267) filed by the Company with the Securities and Exchange Commission (the "Commission") under the Act, and all amendments thereto;

            (ii) The prospectus and prospectus supplement contained in the Registration Statement, in the form filed pursuant to Rule 424(b) under the 1933 Act (collectively, the "Prospectus");

            (iii) The Amended and Restated Declaration of Trust of the Company
                  recorded by Maryland State Department of Assessments and Taxation ("SDAT") on May 29, 1997 (the "Declaration of Trust");

            (iv) Articles Supplementary of the Company recorded on August 7, 1997; Articles Supplementary of the Company recorded on December 23, 1997; Articles Supplementary of the Company recorded on July 28, 1999; Articles Supplementary of the Company recorded on April 18, 2000; and
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Liberty Property Trust
December 10, 2003
Page 2

                  Articles Supplementary of the Company recorded on June 10, 2002 (collectively, the "Articles Supplementary");

           (v)    The Bylaws of the Company;

           (vi) Resolutions adopted by the Board of Trustees of the Company on December 12, 1997 and September 25, 2003;

           (vii) A good standing certificate for the Company from SDAT dated December 9, 2003;

           (viii) The Underwriting Agreement between the Company and Goldman, Sachs & Co. dated December 9, 2003 (the "Underwriting Agreement"); and

           (ix) Such other documents and matters as we have deemed necessary and appropriate to express the opinions set forth in this letter, subject to the limitations, assumptions and qualifications noted below.

            In expressing the opinions set forth below, we have assumed, and so far as is known to us there are no facts inconsistent with, the following:

            (a) Each of the parties (other than the Company) executing any of the Documents has duly and validly executed and delivered each of the Documents to which such party is a signatory, and such party's obligations set forth therein are legal, valid and binding and are enforceable in accordance with all stated terms except as limited (a) by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting the enforcement of creditors' rights or (b) by general equitable principles;

            (b) Each individual executing any of the Documents on behalf of a party (other than the Company) is duly authorized and legally competent to do so;

            (c) All Documents submitted to us as originals are authentic. All Documents submitted to us as certified or photostatic copies conform to the original documents. All signatures on all such Documents are genuine. All public records reviewed or relied upon by us or on our behalf are true and complete. All statements and information contained in the Documents are true and complete;

            (d) The consideration to be received for the issuance and sale of the Common Shares as contemplated by the S-3 Registration Statement is not less than the par value per share; and
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Liberty Property Trust
December 10, 2003
Page 3

            (e) The aggregate number of shares of the Company which would be outstanding after the issuance of the Common Shares and any other contemporaneously issued or reserved common shares or preferred shares, together with the number of common shares and preferred shares previously issued and outstanding and the number of common shares and preferred shares previously reserved for issuance upon the conversion or exchange of other Company securities, does not exceed the number of then-authorized shares of the Company.

            On the basis of the foregoing, and subject to the qualifications and limitations stated herein, it is our opinion that:

            1. The Company has been duly formed and is validly existing as a real estate investment trust in good standing under and by virtue of the laws of the State of Maryland

            2. The Common Shares have been duly and validly authorized and, when the Common Shares have been issued, sold and delivered in the manner and for the consideration contemplated by the Prospectus and the Underwriting Agreement, will be validly issued, fully paid and nonassessable.

            The foregoing opinion is limited to the laws of the State of Maryland and we do not express any opinion herein concerning any other law. We assume no obligation to supplement this opinion if any applicable law changes after the date hereof or if we become aware of any facts that might change the opinions expressed herein after the date hereof.

            We hereby consent to the filing of this opinion as an exhibit to the S-3 Registration Statement and to the use of the name of our firm therein. In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Act.

                                                      Very truly yours,

                                                      SAUL EWING LLP